EXHIBIT 99.1

Slide Presentation dated October 7, 2003

The following slides were presented October 7, 2003 to institutional investors and analysts at the 2003 A.G. Edwards & Sons, Inc. Unconventional Reservoirs Energy Conference held at the Hotel InterContinental The Barclay New York in New York City, New York.

(Slide 1)
Southwestern Energy Company

Presentation to 2003 A.G. Edwards & Sons, Inc. Unconventional Reservoirs Energy Conference

October 7, 2003

NYSE: SWN

This slide contains a picture of a weathered door lock and key. The attached keychain is inscribed with the Company's formula .

(Slide 2)

Southwestern Energy Company (NYSE: SWN)

General Information

Southwestern Energy Company is an independent energy company primarily focused on the exploration for and production of natural gas. Our strategy is to add $1.30 to $1.50 in discounted value for every dollar invested in a balanced exploration and production program in the Arkoma and Permian Basins, East Texas and the onshore Gulf Coast.

Market Data as of September 30, 2003
Shares of Common Stock Outstanding	35,575,442
Market Capitalization	$631,000,000
Institutional Ownership	81.0%
Management Ownership	7.3%
52-Week Price Range	$10.87 (10/18/2002)
$18.16 (08/29/2003)

Investor Contacts

Greg D. Kerley

Executive Vice President and Chief Financial Officer

Phone:	(281) 618-4803
Fax:	(281) 618-4820

Brad D. Sylvester, CFA

Manager, Investor Relations

Phone:	(281) 618-4897
Fax:	(281) 618-4820

(Slide 3)
Forward-Looking Statements

This presentation includes certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than historical financial information, may be deemed to be forward-looking statements. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Investors should carefully consider the risk factors and other information set forth in the Company's Form 10-K in connection with an investment in the shares of the Company's Common Stock. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, the timing and extent of changes in commodity prices for gas and oil, the timing and extent of the Company's success in discovering, developing, producing, and estimating reserves, property acquisition or divestiture activities that may occur, the effects of weather and regulation on the Company's gas distribution segment, increased competition, legal and economic factors, governmental regulation, the financial impact of accounting regulations and critical accounting policies, changing market conditions, the comparative cost of alternative fuels, conditions in capital markets and changes in interest rates, availability of oil field services, drilling rigs, and other equipment, as well as other factors beyond the Company's control, and any other factors listed in the reports the Company has filed or may file with the SEC, which are incorporated by reference.

(Slide 4)

About Southwestern

* Focused on domestic production of natural gas.

     * 415.3 Bcfe of reserves; 90% natural gas; 10.4 R/P

* Strategy built on organic growth through the drillbit.

     * Low-risk development balanced with high-potential exploration.

* Track record of adding significant reserves at low costs.

     * Since 1999, we've averaged production growth of 7% per year, 197% reserve replacement, F&D cost of $1.07 per Mcfe.

* Follow-on equity offering completed in March 2003. Raised $103.2 million to accelerate development drilling at Overton Field and reduce debt.

     * Improved our debt-to-capital ratio to 45% at 6/30/03 from 66% at 12/31/02.

* Strategy built on the Formula: The Right People doing the Right Things, wisely investing the cash flow from the underlying Assets will create Value+.

(Slide 5)

Proven Track Record

This slide contains bar charts for the periods ended December 31.

	1999	2000	2001	2002
Production (Bcfe)	32.9	35.7	39.8	40.1
Reserve Replacement	150%	196%	224%	209%
Reserve Additions (Bcfe)	49.3	70.1	89.3	83.7
F&D Cost ($/Mcfe)	$1.20	$0.99	$1.11	$1.02

Note: Reserve data excludes reserve revisions.

(Slide 6)

E&P Focused

This slide contains a map of Arkansas, Louisiana, Oklahoma, Texas and New Mexico with shadings to denote the Arkoma and Permian Basins, the Gulf Coast region and the East Texas region.  Lines trace gas distribution pipelines and the Ozark Pipeline.

E&P Segment

* 2002 Reserves: 415.3 Bcfe

* 90% Natural Gas

* 2002 Production: 40.1 Bcfe (1)

* Reserve Life: 10.4 years

Arkoma

* Reserves - 188.7 Bcf (45%)

* Production - 19.8 Bcf (49%)

* Maintain our strong position through workovers and low-risk development drilling.

East Texas (Overton)

* Reserves - 111.0 Bcfe (27%)

* Production - 5.9 Bcfe (15%)

* Grow through low-risk infill drilling.

Gulf Coast

* Reserves - 58.5 Bcfe (14%)

* Production - 7.5 Bcfe (19%)

* Grow through high-potential exploration.

Permian

* Reserves - 57.1 Bcfe (14%)

* Production - 6.9 Bcfe (17%) (1)

* Focus on medium-risk exploration.

Utility Segment

* 140,000 customers in N. Arkansas

* Territory includes 6th fastest growing region in U.S.

(1) Includes 2.0 Bcfe of production related to Mid-Continent properties sold during 2002.

(Slide 7)

Capital Investments

This slide contains a bar chart of Company capital investments, summarized as follows:

				2003
	2000	2001 (1)	2002	Plan
	($ in Millions)
Utility & Corporate	$6.5	$7.1	$6.9	$8.6
Property Acquisitions	$6.1	$0.7	$0.1	$2.3
Capitalized Expenses	$9.7	$9.9	$10.9	$11.5
Leasehold & Seismic	$9.5	$9.8	$9.2	$15.8
Development Drilling	$23.7	$44.2	$46.3	$116.7
Exploration Drilling	$20.2	$20.8	$18.7	$18.7
Total	$75.7	$92.5	$92.1	$173.6

This slide also contains a pie chart of Company capital investments by area of operation, summarized as follows:

% of Total
Capital Investments
East Texas	52%
Arkoma	19%
Gulf Coast	13%
Permian	4%
Other E&P	7%
Utility	5%

* E&P capital program heavily weighted to low-risk drilling in 2003

     * Low-risk Arkoma ($33.4 MM, 19%) and East Texas ($90.2 MM, 52%)

     * Medium-risk Permian Basin ($6.2 MM, 4%)

     * Higher-risk, but larger potential Gulf Coast ($22.7 MM, 13%)

* Over 80% of E&P capital allocated to drilling in 2003.

* Utility provides predictable earnings and cash flow.

(1) Net of $13.5 million reimbursement from Overton Field partnership.

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 8)

High-Impact Unconventional Plays

This slide contains a map of Arkansas, Oklahoma, Louisiana, Texas and New Mexico with shading to denote the Arkoma and East Texas basins and stars to indicate the Ranger Anticline and Overton Field areas.

Ranger Anticline:

* Thrust-faulted, anticlinal structure

* Atokan tight gas sands

* 5,500 - 8,500 feet

Overton Field:

* Cotton Valley tight gas sands

* 12,000 feet

(Slide 9)

Overton Field - An Impact Project

This slide contains a map of Smith County, Texas where Overton Field is located. Existing wells at year-end 2002, wells drilled at June 30, 2003 and development locations for 2003-2004 are denoted. It is stated that the Overton Field contains 17,600 acres and the South Overton Farm-in Acreage contains 5,800 acres.

* Purchased original 10,800 acres and 16 producing wells for $6.1 million in 2000 (developed at 640-acre spacing).

* Drilled 33 wells in 2001-2002 with 100% success (3-year average F&D cost of $0.63/Mcfe).

* Two-year (2003-2004) drilling program to downspace to 80-acre spacing (100+ additional wells).

     * Drilled 24 wells in first half of 2003.

* Potential future downspacing

Overton Field development potential is as follows:

		Approximate	Reserve
	Well	Spacing	Potential
	Count	(Acres)	(Net Bcfe)
Original Wells	16	640	22
2001 Development	15	400	36
2002 Development	18	250	53
2003 Proposed Development	55	120 *	97 *
2004 Proposed Development	53	80 *	85 *
Total	157	80 *	293

* In higher potential areas.

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 10)

Overton Field: Performance Results

This slide contains a graph showing the average daily gas production (Mcf/d) for all wells within Overton Field's Cotton Valley Sand in Smith and Cherokee Counties of Texas for the period 1977 to 2003. An arrow designates the time at which Southwestern Energy Company took over operations and began a drilling program.

(Slide 11)

Overton Field: Performance Improvements

This slide contains the following table:

		57 Wells	Percent
	Original	Through	Change from
	16 Wells	6/30/2003	Original Wells
Avg. Drilling Time (days)	55	28	Approx. 50%
Avg. Initial Production (MMcfe/d)	1,200	3,470	250+%
Avg. Gross Estimated Reserves per Well (MMcfe)	1,381	2,200	Approx. 60%

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 12)

Overton Field - Improved Drilling Results

This slide contains a line graph depicting drilling days versus depth in feet. Text boxes indicate the average drilling days for Fina were 55 days, and 35, 27 and 24 days for Southwestern Energy Company in 2001, 2002 and 2003 respectively.

* Reduced drilling time by >50%.

* Increased initial production by 200%.

* Increased gross reserves by 60% to 2.2 Bcfe per well.

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 13)

Field Development and Optimization

Drilling time and costs have been reduced by:

* Optimizing surface locations

* Incentivizing rig crews

* Optimizing bottom-hole assemblies for deviation and bit life

* Utilizing advances in bit technology

* Reducing hole size

* Employing advanced rig technology - Flex Rigs

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 14)

H&P Flex Rigs
Time Savers:
Mobilization	Approx. 1 day
BOP handling system	Approx. 0.7 days
Top drive system	Approx. 1.5 days
Drilling efficiency	Approx. 0.8 to 2.8 days
Potential total time	Approx. 4 to 6 days

Advanced Technology and Equipment:

* Solids control and pit system

* AC vs. DC power and top drive

* Iron roughneck

* BOP handling system

Additional Benefits:

* Enhanced crew and environmental safety

* Reduced crew turnover

* Reduced stuck pipe potential

* Reduced cycle time = More gas production

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 15)

Enhanced Stimulation Procedures

Limited Entry Perforating

* Distribute frac fluid into each sand over large (+/- 250 feet) interval

Fracture Stimulation

* Hybrid fluid system - slick water and linear gel

     * Total fluid volume = 12,000 barrels

     * Sand volume = 300,000 lbs. of 40/70 and 20/40

     * Average injection rate = 80 BPM down 5.5" casing

Flowback

* Immediate high-rate flowback

     * Superior clean-up of fracture

     * Gas sales within 24-36 hours

Pipeline and Facilities

* Installation prior to stimulation

     * Immediate gas sales

     * Reduced cycle time

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 16)

Overton Well Performance

This line graph compares the daily gas production rates (Mcf/d) of a typical Southwestern Energy Company Overton well to one of prior operators.

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 17)

Microseismic Technology Mapping

This slide contains a picture that depicts microseismic technology mapping by showing the fractured well, the projected fracture path, the offset well and the downhole tiltmeters.

* Monitor fracturing treatment with seismic receiver array in offset well to determine 3-D fracture geometry.

* By defining fracture geometry:

     * Allows more optimal well placement and spacing.

     * Enhance future fracture treatment/stimulation design.

     * Improves overall project economics.

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 18)

Overton Field Gross Production

The graph contained in this slide displays the Overton Field gross production rate (Mmcfe/d) for the years 2000 to 2002 and the potential gross production rate for 2003 and 2004 under both an accelerated drilling program and under an eighteen well per year program.

Overton Field Net Production:
Bcfe
2000	0.3
2001	2.3
2002	5.9
2003 Forecast (1)	10 - 13
2004 Forecast (1)	18 - 20

Total Number of Wells:
	Dec-01	Dec-02	Dec-03	Dec-04
18 Well Drilling Program	31	49	67	85
Accelerated Drilling Program (1)	31	49	104	157

(1) Assumes accelerated development of Overton with equity offering.

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 19)

Overton Economics

Typical First Year Economics:

Revenues	$4.00 per Mcfe
Production costs	$0.30 per Mcfe
Cash netback	$3.70 per Mcfe
F&D costs	$0.85 per Mcfe

Total Life Economics:

Completed well cost	$1.5 MM (1)
Pretax ROR	35% (2)
Pretax PVI	1.9 (2)

(1) Current completed well cost estimate.

(2) Assumes $4.00 per Mcf flat pricing and gross EUR of 2.2 Bcfe per well.

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 20)

Arkoma Basin

This slide contains a map of Arkansas and Oklahoma with shading to denote the Arkoma Basin. The Ranger Anticline and the area known as the Fairway are further noted.

* "Legacy asset" that provides SWN with a stable production/reserve base and low-risk drilling opportunities with some upside exploration potential.

* Competitive advantages:

     * 60 years of experience in the basin.

     * Large acreage position of 385,000 gross acres and 263,000 net acres.

* 2003 capital program includes drilling 35 to 40 wells and 60 workovers.

Arkoma Basin Three-Year Average Results:
Reserve replacement	97%
LOE cost (incl. Taxes) ($/Mcf)	$0.30
F&D cost ($/Mcf)	$1.08

Ranger Anticline:
Success	17/20 wells
Net EUR	22.3 Bcf
F&D/Mcf	$.74

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 21)

Ranger Anticline

This slide contains a vertical cross-section of the Ranger Anticline area with shading to denote upper and lower borum.

* Thrust faulted/anticlinal Atokan sand play

* Repeat sections of tight gas sands

* Natural fractures that enhance productivity

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 22)

Ranger Anticline

This slide contains a map of the Ranger Anticline prospect with the Company's exploratory acreage and acreage held by production designated with shading. Producing wells at 6/30/03 and 2003 proposed wells are also shown.

Ranger Anticline:
Success	17/20 wells
Net EUR	22.3 Bcf
F&D/Mcf	$.74

* In early 2003 received approval to downspace field to 80 acres per well.

* SWN plans to drill 14 wells in 2003; potential for significant exploration and development drilling thereafter.

* Large acreage position of 4,500 gross developed acres and 35,200 gross exploratory acres.

* Average working interest 50% - 100%.

A table giving the Ranger Anticline development potential on the Company's held by production acreage is as follows:

		Approx.	Reserve
	Well	Spacing	Potential
	Count	(Acres)	(Net Bcfe)
Producing Wells at 12/31/02	13	345	17
Wells Drilled in 1st Half of 2003	4	265	5
Remaining 2003 Development	10	165	11
Potential Future Locations:
Development	13	110	12
Prob/Poss Locations	16	80	15
TOTAL	56	80	60

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 23)

Ranger Anticline Economics

Typical First Year Economics:
Revenues	$4.00 per Mcfe
Production costs	$0.20 per Mcfe
Cash netback	$3.80 per Mcfe
F&D Costs	$0.74 per Mcfe

Total Life Economics:
Completed well cost	$1.0 MM (1)
Pretax ROR	35% (2)
Pretax PVI	2.2 (2)

(1) Current completed well cost estimate.

(2) Assumes $4.00 per Mcf flat pricing and gross EUR of 1.8 Bcfe per well.

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 24)

Gulf Coast Exploration

This slide contains a map of Louisiana. Arrows desingate the Horeb, Havilah, Crowne, Cheniere (2), Duck Lake, North Grosbec, Gloria and Malone areas. The areas where 3-D seismic data was either aquired/purchased in 2002 or already existed are shaded. The map also points out areas of discovery and the locations of 2003 prospect wells.

* 8 discovery wells out of last 19 wildcats drilled in South Louisiana.

* Duck Lake 3-D project date now in-house:

     * 135-square mile 3-D survey in a highly prospective area in St. Martin and St. Mary Parishes.

     * SWN is operator and owns a 50% working interest. Drilling to commence in 2003.

* Acquired license to over 1,000 sqaure miles of 3-D shelf data in 2002.

Gulf Coast Three-Year Average Results:
Reserve Replacement	246%
LOE Cost (incl. Taxes) ($/Mcfe)	$0.65
F&D Cost ($/Mcfe)	$1.83

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 25)

Exploration Potential - 109 Net Bcfe

This slide contains a table summarizing exploration potential.

					Unrisked Reserve
		Spud	Working		Potential (Bcfe)
Prospect Name	Operator	Date	Interest	Depth	Objective	Gross	Net
Arkoma Basin
Midway	SWN	Dry	60.0%	11,400	Atoka	-	-
Permian Basin
Birds of Prey	SWN	Producing	100.0%	5,000	Cherry Canyon	14.8	11.8
S. Roepke	SWN	Producing	50.5%	8,100	Devonian	1.0	0.4
River Ridge	EGL	Drilling	12.5%	15,000	Devonian	30.0	3.0
Gulf Coast
Jericho	SWN	Dry	21.0%	14,300	Frio	-	-
Coleburn	SWN	Drilling	50.0%	13,000	Tex W	10.0	3.9
Canvasback	SWN	Drilling	50.0%	18,200	Liebusella	80.0	30.0
Daffy	SWN	4Q 2003	50.0%	14,500	Siph D & Plan	110.0	41.3
Redhead	SWN	1Q 2004	50.0%	12,500	Siph D & Plan	49.4	18.5
			Total Reserve Potential			295.2	108.9

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 26)

How Have We Been Doing?

The graph contained on this slide shows F&D cost ($/Mcfe), reserve replacement (%) and PVI ($/$) after new management, a new E&P team and a new strategy were implemented in 1997.

	1997	1998	1999	2000 (1)	2001	2002
F&D cost ($/Mcfe)	$2.53	$1.10	$1.20	$.99	$1.11	$1.02
Reserve replacement	77%	129%	150%	196%	224%	209%
PVI ($/$)	$ .56	$1.17	$1.07	$1.30	$1.40	$1.33

Note: All metrics calculated exclude reserve revisions.

(1) PVI metrics calculated using pricing in effect at year-end (except for 2000 which was calculated at $3.00 per Mcf natural gas price).

(Slide 27)

The Road to V+

* Invest in the Highest PVI Projects.

     * Accelerate Overton Development (PVI = 1.9 @ $4.00 Gas Price).

     * Accelerate Ranger Anticline Development (PVI = 2.2 @ $4.00 Gas Price).

* Maximize Cash Flow.

* Stay the Course with Our Balanced Strategy.

* Deliver the Numbers.

     * Production and Reserve Growth.

     * Add Value for Every Dollar Investd.

* Continue to Tell Our Story.

(Slide 28)

Appendix

(Slide 29)

Outlook for 2003

* Production Targets:

     * 42-44 Bcfe in 2003 (estimated growth of 5% to 10%).

     * 50-55 Bcfe in 2004 (estimated growth of 20% to 25%).
	2002 Actual	2003 Guidance NYMEX Price Assumptions
	$3.22 Gas (1)	$5.00 Gas	$6.00 Gas
	$25.27 Oil (1)	$28.00 Oil	$28.00 Oil
Net Income	$14 MM	$43 - $46 MM	$55 - $58 MM
EPS	$.55	$1.25 - $1.35	$1.60 - $1.70
Operating Income	$47 MM	$90 - $93 MM	$109 - $112 MM
Cash Flow	$80 MM	$133 - $136 MM	$152 - $155 MM
EBITDA	$100 MM	$150 - $153 MM	$169 - $172 MM

Note: Per share estimates for 2003 assume 34.2 million weighted average diluted shares outstanding (includes 9.5 million shares issued in follow-on offering). Cash flow is before changes in working capital.

(1) The average realized prices for our gas and oil production, after the effect of commodity hedge losses and basis differentials were $3.00 per Mcf and $21.02 per Bbl, respectively, in 2002.

Note that the information contained on this slide constitutes a "forward-looking statement".

In accordance with Regulation G, a reconciliation of Cash Flow, as presented, to Net Cash Provided by Operating Activities from the Company's Form 10-K for the year ended December 31, 2002 is hereby furnished:

Net cash provided by operating activities	$78 MM
Add: Changes in operating assets and liabilities	$2 MM
Cash flow (as presented)	$80 MM

EBITDA is defined as net income plus interest, income tax expense, depreciation, depletion and amortization. We have included information concerning EBITDA because it is used by certain investors as a measure of the ability of a company to service or incur indebtedness and because it is a financial measure commonly used in the energy industry. EBITDA should not be considered in isolation or as a substitute for net income, net cash provided by operating activities or other income or cash flow data prepared in accordance with generally accepted accounting principles or as a measure of our profitability or liquidity. EBITDA as defined above may not be comparable to similarly titled measures of other companies. Net income is the financial measure calculated and presented in accordance with generally accepted accounting principles that is most directly comparable to EBITDA as defined.

	2002	2003 Guidance
	Actual	NYMEX Price Assumptions
	$3.22 Gas	$5.00 Gas	$6.00 Gas
	$25.27 Oil	$28.00 Oil	$28.00 Oil
	($ in millions)
Net Income	14	43 - 46	55 - 58
Deferred Income Taxes	9	26 - 28	34 - 36
Interest Expense	21	17 - 19	17 - 19
Depreciation, Depletion and Amortization	56	60 - 62	60 - 62
EBITDA	100	150 - 153	169 - 172

(Slide 30)

Gas Hedges in Place Through 2004

This slide contains a bar chart detailing gas hedges in place by quarter for the years 2003 and 2004. A summary of these outstanding gas hedges is as follows:

			Average Price per Mcf	Percent of Total
	Type	Hedged Volumes	(or Floor/Ceiling)	Production Hedged
2003	Swaps	13.3 Bcf	$3.47	30 - 35%
	Collars	17.1 Bcf	$3.26 / $5.05	40 - 45%
2004	Swaps	7.2 Bcf	$4.00	10 - 15%
	Collars	22.0 Bcf	$3.82 / $6.26	40 - 45%

Note: Southwestern has approximately 340,000 barrels of oil hedged at a fixed WTI price of $26.58 per barrel in 2003 and 120,000 barrels of oil hedged at a fixed WTI price of $27.25 per barrel in 2004.

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 31)

Financial & Operational Summary

This slide contains a table that summarizes the Company's financial and operational indicators.

	6 Months Ending
	June 30,		Year Ended
	2003	2002	2002	2001	2000 (1)
	($ in millions, except per share amounts)
Revenues	$165.1	$137.7	$261.5	$344.9	$363.9
EBITDA	73.4	52.9	99.8	134.6	103.2
Net Income	23.2	8.5	14.3	35.3	20.5
Cash Flow (2)	65.2	43.3	79.8	112.7	82.4
Diluted EPS	$0.71	$0.33	$0.55	$1.38	$0.82

Production (Bcfe)	18.9	20.6	40.1	39.8	35.7
Avg. Gas Price ($/Mcf)	$4.22	$2.86	$3.00	$3.85	$2.88
Avg. Oil Price ($/Bbl)	$27.54	$20.10	$21.02	$23.55	$22.99

Finding Cost ($/Mcfe) (3)			$1.02	$1.11	$0.99
Reserve Replacement (%) (3)			209%	224%	196%

(1) Before the effects of unusual and extraordinary items.

(2) Cash Flow is before changes in working capital.

(3) Excluding reserve revisions.

In accordance with Regulation G, a reconciliation of Cash Flow, as presented, to Net Cash Provided by Operating Activities from the Company's Form 10-Q dated June 30, 2003 and Form 10-K for the year ended December 31, 2002 is hereby furnished:

	6 Months Ending
	June 30,		Year Ended
	2003	2002	2002	2001	2000
	($ in Millions)
Net cash provided by operating activities	70.3	42.3	77.6	144.6	(53.2)
Add back (deduct):
Change in operating assets and liabilities	(5.1)	1.3	2.2	(31.9)	24.3
Unusual and extraordinary items	-	-	-	-	111.3 (A)
Cash flow	65.2	43.3	79.8	112.7	82.4

EBITDA is defined as net income plus interest, income tax expense, depreciation, depletion and amortization. We have included information concerning EBITDA because it is used by certain investors as a measure of the ability of a company to service or incur indebtedness and because it is a financial measure commonly used in the energy industry. EBITDA should not be considered in isolation or as a substitute for net income, net cash provided by operating activities or other income or cash flow data prepared in accordance with generally accepted accounting principles or as a measure of our profitability or liquidity. EBITDA as defined above may not be comparable to similarly titled measures of other companies. Net income is the financial measure calculated and presented in accordance with generally accepted accounting principles that is most directly comparable to EBITDA as defined.

	6 Months Ending
	June 30		Year Ended
	2003	2002	2002	2001	2000
	($ in Millions)
Net income	23.2	8.5	14.3	35.3	(46.7)
Add back:
Provision for income taxes - deferred	15.2	5.3	8.7	21.9	(28.9)
Interest Expense	8.9	10.7	21.5	23.7	23.2
Depreciation, depletion and amortization	26.1	28.4	55.3	53.7	46.6
Unusual and extraordinary items	-	-	-	-	109.0 (B)
EBITDA	73.4	52.9	99.8	134.6	103.2

(A) Unusual and extraordinary items in 2000 includes charges of $109.3 million for the Hales judgement and $2.0 million related to other litigation.

(B) Unusual and extraordinary items in 2000 includes charges of $109.3 million for the Hales judgement, $2.0 million related to other litigation, a $3.2 million gain on sale of utility assets, and $0.9 million extraordinary loss on the early retirement of debt.

(Slide 32)

Unit Cost Comparison - SWN is Competitive

This slide contains a bar graph that compares SWN to its competitors.

					Production
	Interest	G&A	Operating	F&D	(Bcfe)
Cimarex (1)	$0.01	$0.18	$0.57	$4.25	49.3
Magnum Hunter	$0.70	$0.21	$1.06	$2.21	43.8
St. Mary	$0.02	$0.23	$0.89	$1.53	54.0
Westport	$0.20	$0.17	$0.82	$1.40	91.3
Chesapeake	$0.62	$0.09	$0.65	$1.21	159.0
XTO	$0.34	$0.26	$0.87	$0.73	194.3
Mean	$0.32	$0.19	$0.81	$1.89	98.6
Median	$0.27	$0.20	$0.85	$1.47	72.6
Southwestern	$0.45	$0.33	$0.60	$1.17	38.5

Note: Data represents 2000-2002 three-year averages. Income statement data for the years ended December 31 unless otherwise indicated. Finding cost data includes revisions.

(1) Cimarex Energy income statement data for the years 2000 and 2001 are for the year ended September 30.